UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): April 1, 2009

                            PEOPLE'S LIBERATION, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                  000-16075                     86-0449546
(State or other jurisdiction      Commission                  (I.R.S. Employer
     of incorporation)           File Number)                Identification No.)


             1212 S. FLOWER STREET, 5TH FLOOR, LOS ANGELES, CA 90015
                (Address of Principal Executive Offices/Zip Code)

                                 (213) 745-2123
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS

         On April 1, 2009, the Board of Directors of People's Liberation, Inc., pursuant to authority granted to it under the Company's Amended and Restated Certificate of Incorporation, approved the division of the directors of the Company into three classes designated Class I, Class II and Class III and the re-appointment of the Company's existing directors into the newly formed classes. The initial Class I director is Kenneth Wengrod, the initial Class II director is Susan White and the initial Class III directors are Dean Oakey and Colin Dyne. At the Company's Annual Stockholder Meeting scheduled for June 12, 2009, Class I directors will be nominated for a term of three years, with the elected Class I directors serving a term expiring at the 2012 annual meeting of stockholders, or until such director's earlier resignation, removal from office, death or incapacity. Class II directors and Class III directors will serve until the Company's 2010 and 2011 annual meetings of stockholders, respectively.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       People's Liberation, Inc.



Date:  April 7, 2009              By:  /S/ COLIN DYNE
                                       ---------------------------
                                           Colin Dyne
                                           Chief Executive Officer


                                       3